Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re:	)	Case No. 03-15299 (PSH)
	)	(Jointly Administered)
EAGLE FOOD CENTERS, INC.,	)	Chapter 11
et al.,	)	Hon. Pamela S. Hollis
	)	Hearing Date: December 12, 2003
Debtors.	)	Hearing Time: 10:00 a.m. (Central Time)
	)	Obj. Deadline: December 9, 2003

NOTICE OF MOTION

PLEASE TAKE NOTICE THAT, on December 12, 2003, we shall appear before the Honorable Pamela S. Hollis, United States Bankruptcy Judge, Everett McKinley Dirksen Courthouse, 219 South Dearborn Street, Chicago, Illinois 60604, Courtroom 644, and then and there present the Debtors’ Motion for an Order (i) Setting the Date for a Hearing to Consider Approval of the Debtors’ Disclosure Statement and (ii) Approving Form and Manner of Notice of Disclosure Statement Hearing (the “Motion”).

PLEASE TAKE FURTHER NOTICE THAT, in accordance with the Order Pursuant to 11 U.S.C. §§  102 and 105(a), Bankruptcy Rules 2002(m) and 9007, and Local Rules, 101, 400, and 402 Establishing Omnibus Hearing Dates and Certain Notice, Case Management and Administrative Procedures, dated April 7, 2003 (Docket No. 51) (the “Case Management Order”), the deadline for filing and serving an objection to the Motion is December 9, 2003.  Any objection or other responsive pleading must be filed and served in accordance with the Case Management Order and if such responding party intends to introduce evidence or witnesses, it must identify with reasonable particularity and provide appropriate notice of its proposed evidence and witnesses in accordance with the Case Management Order, a copy of which can be retrieved at www.ilnb.uscourts.gov or will be provided upon written request to the Debtors’ counsel.

Dated: December 2, 2003	Eagle Food Centers, Inc., et al.

By:
John Wm. Butler, Jr. (ARDC No. 06209373)
George N. Panagakis (ARDC No. 06205271)
Ron Meisler (ARDC No. 06270262)
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive, Suite 2100
Chicago, Illinois 60606-1285
(312) 407-0700

Attorneys for the Debtors and
Debtors-in-Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re:	)	Case No. 03-15299 (PSH)
	)	(Jointly Administered)
EAGLE FOOD CENTERS, INC.,	)	Chapter 11
et al.,	)	Hon. Pamela S. Hollis
	)	Hearing Date: December 12, 2003
Debtors.	)	Hearing Time: 10:00 a.m. (Central Time)
	)	Obj. Deadline: December 9, 2003

MOTION FOR AN ORDER (I) SETTING THE DATE FOR A HEARING TO
CONSIDER APPROVAL OF THE DEBTORS’ DISCLOSURE STATEMENT
AND (II) APPROVING FORM AND MANNER OF NOTICE
OF DISCLOSURE STATEMENT HEARING

Eagle Food Centers, Inc. (“Eagle Foods”) and four of its subsidiaries and affiliates (the “Affiliate Debtors”), the debtors and debtors-in-possession in the above captioned cases (collectively, the “Debtors”), hereby move (the “Motion”) this Court for an order substantially in the form attached hereto as Exhibit A (the “Order”), pursuant to Rules 2002 and 3017 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), (i) setting the date for a hearing to consider the approval of the Debtors’ disclosure statement (the “Disclosure Statement Hearing”) and (ii) approving the form and manner of notice of the Disclosure Statement Hearing.  In support of the Motion, the Debtors respectfully represent as follows:

BACKGROUND

A.            The Chapter 11 Filings

1.             On April 7, 2003 (the “Petition Date”), each of the Debtors filed a voluntary petition in this Court for reorganization relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1330 (as amended, the “Bankruptcy Code”).  The Debtors continue to operate their business and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  The Court has entered an Order for joint administration of these chapter 11 cases.

2.             On April 15, 2003, the United States Trustee appointed an official committee of unsecured creditors (the “Creditors’ Committee”) in these cases.  No trustee or examiner has been appointed.

3.             The Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334.  Venue is proper pursuant to 28 U.S.C. §§ 1408 and 1409.  This matter is a core proceeding pursuant to 28 U.S.C. § 157(b)(2).

4.             The statutory predicates for the relief requested herein are Rules 2002 and 3017 of the Bankruptcy Rules.

B.            Current Business Operations of the Debtors

5.             As of the Petition Date, Eagle Foods and four of its subsidiaries and affiliates(1) operated a regional supermarket chain consisting of 61 supermarkets in northern and central Illinois and eastern Iowa, 60 of which operate under the trade name “Eagle Country Market” and one which operates under the trade name “BOGO’s.”  The Eagle Country Markets offer a full line of groceries,

(1)                                  Eagle Foods also wholly owns Talon Insurance Company, Inc. ("Talon"), a Vermont corporation, which was established as Eagle Foods' captive insurance company.  Talon is not a debtor in these cases.

meats, fresh produce, dairy products, delicatessen and bakery products, health and beauty aids and other general merchandise and, in certain stores, service seafood, prescription medicine, video rental, floral service, in-store banks, dry-cleaners and coffee shops.  The BOGO’s store offers a limited assortment of approximately 2,000 stock-keeping units of groceries, produce, meat, health and beauty aids, and general merchandise.

6.             The Debtors’ corporate headquarters and distribution center are located in Milan, Illinois.  The Debtors supplied approximately 75% of their stores’ inventory from the distribution center, with the stores’ remaining inventory delivered directly from vendors.

7.             As of the Petition Date, the Debtors employed approximately 3,550 people, 43% of whom are employed on a full-time basis.  Approximately 3,300 of the Debtors’ employees are unionized, represented by the United Food and Commercial Workers (“UFCW”) and the International Brotherhood of Teamsters (“IBT”) pursuant to 15 collective bargaining agreements (collectively, the “Collective Bargaining Agreements”) with seven separate local unions of the UFCW and IBT.

C.            Events Leading to the Chapter 11 Filings

8.             Eagle Foods emerged from chapter 11 approximately 3 years ago, following the completion of a largely pre-negotiated financial restructuring.  As a result of that restructuring, Eagle Foods’ capital structure was comprised of (i) a $50 million revolving credit facility (the “Prepetition Facility”) with Congress

Financial Corporation (Central) (“Congress”), of which approximately $26 million is outstanding as of the Petition Date, (ii) a $85,000,000 bond issue of 11% Senior Notes that are due April 15, 2005 (the “Senior Notes”), of which approximately $64 million in principal is still outstanding and (iii) 3.1 million shares of common stock, outstanding as of February, 2003.

9.             Since its initial restructuring efforts, Eagle Foods faced new threats from increased competition, rising costs in connection with its unionized labor, significant cash outlays to cover interest expense from its outstanding Senior Notes, and recessionary economy.  As a result, Eagle Foods’ overall cost of doing business increased and the company faced a liquidity crisis.

10.           In addition, due to adverse conditions, during the third fiscal quarter of 2002, Eagle Foods became concerned that it may violate a covenant under its Prepetition Facility.  In particular, the Prepetition Facility contains a financial covenant requiring Eagle Foods to maintain an “Adjusted Net Worth” (as defined in the Prepetition Facility) of $3.0 million.  As a precaution, Eagle Foods and Congress entered into a limited waiver agreement, effective as of November 1, 2002, which waived the Adjusted Net Worth covenant until February 1, 2003, which was subsequently extended to April 5, 2003 (the “Waiver”).  Moreover, the Debtors’ Senior Notes required an interest payment of approximately $3.5 million on April 15, 2003.  Accordingly, the liquidity crisis combined with the expiration of the Waiver, the Debtors’ onerous cost structure, and the slow economic climate forced Eagle Foods to file for chapter 11 protection.

11.           Since the Petition Date, the Debtors with the assistance of their financial advisors, have evaluated their strategic alternatives and with the approval of the Creditors’ Committee, embarked on a sale process.  As a result of this decision, on June 27, 2003 the Court entered the Order Under 11 U.S.C. §§ 105(a) and Fed. R. Bankr. P. 2002, 6004, 6006 and 9014 Approving (A) Bidding Procedures, (B) the Granting of Certain Bid Protections, (C) the Form of Asset Purchase Agreement and Lease Termination Agreement, (D) the Form and Manner of Notice of (i) the Sale of Certain Assets, and (ii) the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases and (E) the Setting of a Sale Hearing (Docket No. 330) (the “Procedures Order”) setting forth procedures pursuant to which the Debtors were authorized to market and ultimately sell their stores.

12.           Thereafter, the Debtors have worked with their financial advisors to achieve the highest possible value for their assets.  As a result of these efforts, the Debtors have received numerous purchase agreements offering to buy many of their stores.  To date, the Bankruptcy Court has entered orders approving the sale of thirty-seven of the Debtors’ stores to fifteen bidders.  The Debtors are currently negotiating with bidders in an attempt to sell their remaining assets.  In addition, the Debtors ceased operations and are currently focusing on completing their wind-down, reconciling claims and formulating a chapter 11 plan.

RELIEF REQUESTED

13.           By this Motion, the Debtors seek entry of the Order (i) setting the date of the Disclosure Statement Hearing and (ii) approving the proposed form and manner of the notice (the “Notice”) of the Disclosure Statement Hearing attached to the Order as Exhibit 1.

BASIS FOR RELIEF

I.                                         Disclosure Statement Hearing Date

14.           Bankruptcy Rule 3017(a) provides that “the court shall hold a hearing on at least 25 days notice . . . to consider the disclosure statement and any objections and modifications thereto.”

15.           The Debtors intend to file their plan (the “Plan”), disclosure statement with respect to the Plan (the “Disclosure Statement”) and solicitation procedures motion in mid- to late-December, 2003.  In connection therewith, the Debtors request that the Court schedule the Disclosure Statement Hearing on a date not less than 25 days after the date the Debtors file the Disclosure Statement.  Accordingly, the Debtors believe that a Disclosure Statement Hearing scheduled in late January, 2004 would be appropriate under these circumstances.

II.            Form and Manner of Notice of Disclosure Statement Hearing

16.           In order to ensure proper and timely notice to parties in interest, the Debtors request that the Court approve the Notice of the Disclosure Statement Hearing (the “Notice”) attached to the Order as Exhibit 1.  Among other things, the Notice will provide the date and time of the Disclosure Statement Hearing and the date and time of the deadline for parties in interest to object to the approval of the Disclosure Statement, which objection deadline shall be no less than seven days prior to the Disclosure Statement Hearing.  In addition, the Notice will also provide several means of obtaining a copy of the Disclosure Statement, including the appropriate contact information of the Debtors noticing agent, Logan & Company, Inc. (“Logan”), as well as two cyberlinks, Logan’s website and the Bankruptcy Court’s general website, that will allow parties to download a copy of the Disclosure Statement.

17.           Bankruptcy Rule 2002(b) requires notice by mail to all creditors of the time set for filing objections to, and the hearing to consider the approval of, a disclosure statement.  While the Debtors propose to mail the Notice in accordance with Bankruptcy Rule 2002(b) to all known creditors, the Debtors also propose publishing notice of the Disclosure Statement Hearing in the Quad City Times, The Chicago Tribune and The Wall Street Journal (National Edition), in order to provide notice to those creditors who are not currently known by the Debtors and to otherwise supplement the Debtors’ effort to provide appropriate notice.  The Debtors believe that the requested relief to publish notice is authorized and in accord with Bankruptcy Rule 2002(l) which permits the Court “to order notice by publication if it finds that notice by mail is impracticable or that it is desirable to supplement notice.”

18.           In addition, Bankruptcy Rule 2002(d) requires notice to all equity security holders of the time set for filing objections to, and the hearing to consider the approval of, a disclosure statement, unless otherwise ordered by the court.  The Debtors request this Court’s approval not to distribute notices to their equity security holders.  In addition, the Debtors do not plan to solicit equity security holders, nor serve upon them copies of the Plan and Disclosure Statement.  Indeed, the Debtors’ Plan will not provide for any distribution to equity security holders and such class will be deemed to have rejected the Plan.  In light of the costs associated with delivering notices to the Debtors’ equity security holders, the Debtors request dispensation from delivering any notice to such equity security holders.  Nevertheless, in an attempt to reach out to their equity security holders, the Debtors will furnish a copy of the Disclosure Statement in a form 8-K filing.  Moreover, as mentioned above, the Debtors will publish notice of the Disclosure Statement Hearing in three newspapers, which may also provide equity security holders with notice of the Disclosure Statement Hearing.  The Debtors believe that these steps will provide sufficient notice of the Disclosure Statement Hearing to equity security holders under these circumstances.

19.           Furthermore, in accordance with Bankruptcy Rule 3017, the Debtors propose to serve the Disclosure Statement itself only on the Creditors’ Committee, the United States Trustee, the Securities and Exchange Commission and those parties included on the Debtors’ master service list as of the date the proposed Order is entered by the Court.   The Debtors will also make copies of the Disclosure Statement available to any party in interest who requests such a copy in writing and serves such request upon the Debtors’ voting and noticing agent at the following address: Logan & Company, Inc., 546 Valley Road, Upper Montclair, New Jersey 07043, Attn: Eagle Food Centers, Inc., et al.  The Disclosure Statement will also be publicly available at Logan & Company, Inc.’s website at:

http://www.loganandco.com, and at the Bankruptcy Court’s general website at: http://www.ilnb.uscourts.gov.

20.           Finally, the Debtors request that, if necessary, the Disclosure Statement Hearing be continued from time to time without further notice other than the announcement of the adjourned date(s) at the Disclosure Statement Hearing or any continued hearing.

21.           The Debtors submit that the relief sought herein is necessary to the efficient prosecution of the Debtors’ chapter 11 case and will assist in an expeditious plan solicitation and confirmation process while providing adequate notice for and otherwise protecting the rights of the Debtors’ creditors, equity holders and other stakeholders.

WHEREFORE, the Debtors respectfully request that the Court enter the Order (i) setting a date for the Disclosure Statement Hearing and (ii) approving the Notice attached to the Order as Exhibit 1 and (iii) granting such other and further relief as may be just and proper.

Dated:	Chicago, Illinois	Respectfully Submitted,
December 2, 2003

By:

John Wm. Butler, Jr. (ARDC No. 06209373)
George N. Panagakis (ARDC No. 06205271)
Ron E. Meisler (ARDC No. 06270262)
SKADDEN, ARPS, SLATE, MEAGHER
  & FLOM (ILLINOIS)
333 West Wacker Drive, Suite 2100
Chicago, Illinois 60606-1285
(312) 407-0700

Attorneys for Debtors and Debtors-in-Possession